UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2009 through August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

Undiscovered Managers Funds

August 31, 2010

Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund

CONTENTS

CEO’s Letter	1
Fund Commentaries:
Undiscovered Managers Behavioral Growth Fund	2
Undiscovered Managers Behavioral Value Fund	4
JPMorgan Realty Income Fund	6
Schedules of Portfolio Investments	9
Financial Statements	16
Financial Highlights	22
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Trustees	36
Officers	38
Schedule of Shareholder Expenses	39
Board Approval of Investment Advisory Agreements	41
Privacy Policy	44

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER
SEPTEMBER 17, 2010 (Unaudited)

Dear Shareholder:

Last summer, investors were greeted by the much-anticipated news that the long and painful U.S. and global financial crisis and recession was finally loosening its grip. Improvements in economic data appeared to indicate a modest recovery was occurring, and the economy was on the mend.

“Improvements in economic data appeared to indicate a modest recovery was occurring, and the economy was on the mend.”

These positive developments helped investors recover their appetite for risk and, as of September 23rd, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen 58.7% from its 14-year low on March 9th, 2009; by the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115.

But in April 2010, investors received a painful reminder of just how sensitive the markets continued to be to the health of the economy. A wave of discouraging U.S. economic data, compounded by the global economic crisis and a rapidly accelerating Chinese economy, cast doubt on the momentum of the recovery, leading in heightened volatility and a major market correction.

The market continues to be sensitive to signs of soft economic growth, including ongoing consumer deleveraging, a still-troubled global financial system, and a weak housing market. However, we are encouraged by the recent release of stronger economic data, including rising corporate profits, which are now within striking distance of their all-time high set in 2007.

Investors’ aversion to risk drives yields to record lows

Investors continued their search for yield by showing interest in mortgage, investment-grade corporate and high yield areas of the bond market, all of which posted strong gains throughout the 12-month period ended August 31, 2010. More recently, however, investors began buying up U.S. Treasuries, demonstrating their concern about the stability of the economic recovery, and pushing bond prices up and yields down. In fact, these concerns, combined with near-zero official policy rates and central bank bond purchases, have driven yields to historic lows. During the 12-month reporting period ended August 31, 2010, the 30-year U.S Treasury bond yield dropped from 4.2% to 3.5%, the benchmark 10-year U.S. Treasury bond declined from 3.4% to 2.5%, and the two-year U.S Treasury note slid from 1.0% to 0.5%.

Equities start strong, but end on a discouraging note

Last August, U.S. equity indices reflected the strong stock market revival that began in early March. However, slow domestic growth in the U.S. and fears of deflation began to draw investors away from equities and into the safety of U.S. Treasuries and gold. By August of this year, it appeared that equity investors had taken a summer vacation, and U.S. stock markets limped to their worst August since 2001. The S&P 500 Index closed at 1,049 on August 31st, 2010, only 4.9% higher than it had been a year earlier.

An important perspective on recovery

Recently, when testifying to Congress about the state of the economy, Federal Reserve Chairman Ben Bernanke described the outlook as being “unusually uncertain.” I suspect most investors would agree with this outlook. Depending on whether you choose to look at the lackluster economy, the sharp revival in corporate profits, or the volatile markets, it is possible to paint three very different pictures of the investment environment.

Regardless of how you view the environment, we believe it’s important to refrain from making emotional investment decisions due to what may have happened over the past decade, or what you may think lies ahead. Timing any reacceleration in economic growth can be very difficult, as the economy remains vulnerable to a number of risks that could lead to a relapse. However, while the economy may move slowly through the difficult waters of recovery, we believe investors should take a balanced approach to investing, and try to remain as broadly diversified as possible.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
CEO-Investment Management Americas
J.P. Morgan Asset Management

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   1

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	8.47%
Russell 2500 Growth Index	10.34%

Net Assets as of 8/31/2010 (In Thousands)	$59,979

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Growth Fund (the “Fund”) seeks to provide growth of capital.

HOW DID THE U.S. STOCK MARKET PERFORM?

For the first eight months of the reporting period, U.S. equities maintained the strong momentum they enjoyed following the March 2009 market bottom. However, risk aversion returned to the market in late April 2010 amid the threat of systemic fallout from Europe’s debt crisis. Additionally, disappointing economic data led many investors to question the strength and sustainability of the recovery. As a result, investors sought haven in U.S. Treasuries late in the reporting period, sending their prices higher and yields sharply lower, with the yield for the 10-Year U.S. Treasury note falling below 3.00% for the first time since April 2009. Nonetheless, the Russell 2500 Growth Index (the “Benchmark”) finished the twelve months ended August 31, 2010 with a 10.34% return due to the strong rally during the first eight months of the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2010, the Fund (Institutional Class Shares) underperformed the Benchmark. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance, while the Fund’s stock selection in the consumer staples sector contributed to relative performance.

Individual detractor from relative performance included Fuel Systems Solutions, Inc., which designs, manufactures and supplies alternative fuel components and systems for transportation and industrial applications. Its shares were dragged down given concerns regarding government subsidies for their fuel systems. Other individual detractors included STEC, Inc., a computer storages device company. The stock declined after the company announced that its first-half 2010 sales would be negatively impacted as a result of its largest customer’s unsold inventory.

Individual contributors to relative performance included Starent Networks Corp., a provider of multimedia core technology that enables mobile operators to deliver mobile broadband to their subscribers. The company’s stock rallied when it was acquired by Cisco Systems at a premium to its share price. Other individual contributors included Acme Packet, Inc. The stock rose after the communications equipment provider increased its revenue expectations for its fiscal 2010.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-advisor, Fuller & Thaler Asset Management, Inc. (the “Fund’s portfolio managers”) looked for stocks that they believed were mispriced based on behavioral biases. The Fund’s portfolio managers used their research to identify potential catalysts for stock price movements, catalysts that they believed had been overlooked by analysts and market participants. As a result of this process, the Fund’s largest overweights were in the consumer discretionary and information technology sectors, while its largest underweights were in the industrials and financials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Acme Packet, Inc.	3.7%
2.	CROCS, Inc.	2.4
3.	Coherent, Inc.	2.4
4.	TIBCO Software, Inc.	2.4
5.	Del Monte Foods Co.	2.3
6.	Polypore International, Inc.	2.3
7.	Cirrus Logic, Inc.	2.2
8.	Deckers Outdoor Corp.	2.2
9.	99 Cents Only Stores	2.2
10.	Ulta Salon Cosmetics & Fragrance, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	46.0%
Consumer Discretionary	34.5
Health Care	6.4
Industrials	6.0
Consumer Staples	3.9
Energy	1.5
Short-Term Investment	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

2   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		8.15%	(1.83)%	(3.16)%
With Sales Charge*		2.48	(2.88)	(3.68)
CLASS B SHARES	6/4/04
Without CDSC		7.56	(2.32)	(3.47)
With CDSC**		2.56	(2.77)	(3.47)
CLASS C SHARES	6/4/04
Without CDSC		7.56	(2.32)	(3.47)
With CDSC***		6.56	(2.32)	(3.47)
INSTITUTIONAL CLASS SHARES	12/31/97	8.47	(1.48)	(2.85)
INVESTOR CLASS SHARES	7/31/98	8.09	(1.82)	(3.16)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Investor Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Investor Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Growth Fund, the Russell 2500 Growth Index and the Lipper Small-Cap Growth Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2500 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	11.90%
Russell 2000 Value Index	6.06%

Net Assets as of 8/31/2010 (In Thousands)	$28,763

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE U.S. STOCK MARKET PERFORM?

For the first eight months of the reporting period, U.S. equities maintained the strong momentum they enjoyed following the March 2009 market bottom. However, risk aversion returned to the market in late April 2010 amid the threat of systemic fallout from Europe’s debt crisis. Additionally, disappointing economic data led many investors to question the strength and sustainability of the recovery. As a result, investors sought haven in U.S. Treasuries late in the reporting period, sending their prices higher and yields sharply lower, with the yield for the 10-Year U.S. Treasury note falling below 3.00% for the first time since April 2009. Nonetheless, the Russell 2000 Value Index (the “Benchmark”) finished the twelve months ended August 31, 2010 with a 6.06% return due to the strong rally during the first eight months of the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2010, the Fund (Institutional Class Shares) outperformed the Benchmark, as positive stock selection in the information technology, health care and energy sectors more than offset negative stock selection in the consumer discretionary, utilities and industrials sectors.

Individual contributors included McMoRan Exploration Co. and Newpark Resources Inc. Shares of McMoRan Exploration Co. gained after the oil and gas operations company announced that it discovered an untapped natural gas reserve at its ultra deep Davy Jones well in the Gulf of Mexico. Shares of Newpark Resources Inc., an oil well services and equipment provider, have steadily gained as earnings have outpaced expectations.

Individual detractors included Jackson Hewitt Tax Service, Inc. and Investment Technology Group, Inc. Shares of tax services provider Jackson Hewitt Tax Service Inc. declined on investor concerns about increasing competition from Internet-based tax services providers and lack of refund anticipation loan providers. Shares of Investment Technology Group, Inc., an agency broker and financial technology firm, declined on concerns about waning trading volume, as the company generates revenue from its clients’ trades.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-advisor, Fuller & Thaler Asset Management, Inc. (the “Fund’s portfolio managers”) looked for stocks that they believed were mispriced based on behavioral biases. The Fund’s portfolio managers used their research to identify potential catalysts for stock price movements, catalysts that they believed had been overlooked by analysts and market participants. As a result of this process, the Fund’s largest overweights were in the consumer staples and information technology sectors, while its largest underweights were in the industrials and financials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Piedmont Natural Gas Co., Inc.	2.5%
2.	Broadridge Financial Solutions, Inc.	2.5
3.	Starwood Property Trust, Inc.	2.4
4.	Chatham Lodging Trust	2.4
5.	Celanese Corp., Class A	2.3
6.	Chiquita Brands International, Inc.	2.3
7.	Convergys Corp.	2.1
8.	McMoRan Exploration Co.	2.0
9.	MFA Financial, Inc.	2.0
10.	Marshall & Ilsley Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	36.7%
Industrials	11.0
Consumer Discretionary	10.8
Information Technology	9.9
Consumer Staples	7.0
Utilities	6.8
Energy	6.3
Health Care	6.0
Materials	5.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

4   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		11.65%	(0.29)%	6.30%
With Sales Charge*		5.80	(1.36)	5.73
CLASS B SHARES	6/4/04
Without CDSC		11.06	(0.77)	5.98
With CDSC**		6.06	(1.19)	5.98
CLASS C SHARES	6/4/04
Without CDSC		11.07	(0.77)	5.98
With CDSC***		10.07	(0.77)	5.98
INSTITUTIONAL CLASS SHARES	12/28/98	11.90	(0.07)	6.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index, the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   5

JPMorgan Realty Income Fund

FUND COMMENTARY
TWELVE MONTHS ENDED AUGUST 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	33.56%
MSCI U.S. REIT Index	33.36%

Net Assets as of 8/31/2010 (In Thousands)	$190,355

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE REAL ESTATE SECURITIES MARKET PERFORM?

Investors’ appetite for risk continued to recover following the March 2009 market bottom before risk aversion returned to the market in late April 2010 amid the threat of systemic fallout from Europe’s debt crisis. Additionally, disappointing economic data led many investors to question the strength and sustainability of the recovery. However, credit markets continued to improve throughout the reporting period, fueling the rally in the U.S. real estate securities market, which was among the best performing asset classes for the twelve months ended August 31, 2010. Real estate securities are more closely tied to the conditions in credit markets than other investments because they are required to pay out a significant amount of their retained earnings in dividends and need access to affordable credit to refinance their debt.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model. Accordingly, the Fund’s portfolio managers anticipated that security selection would be the main driver of the Fund’s relative performance versus the MSCI U.S. REIT Index (the “Benchmark”).

For the twelve months ended August 31, 2010, the Fund (Institutional Class Shares) outperformed the Benchmark. The outperformance was driven primarily by positive security selection, most notably in the office/industrial sector. The Fund’s security selection in the residential sector detracted from relative performance.

Among the Fund’s largest individual contributors were Corporate Office Properties Trust and Hospitality Properties Trust. Corporate Office Properties Trust is a Washington, DC office real estate investment trust (REIT) that operates and owns office parks rented primarily by the U.S. government, defense information technology and data sectors. Accordingly, the stock is viewed by investors as more defensive given the relatively stable demand from these sectors. The Fund initially did not own the stock, which was beneficial as its shares lagged the Benchmark after investors reallocated assets to more economically sensitive REITs. The Fund’s portfolio managers initiated a position in Corporate Office Properties Trust after the stock underperformed, believing that the stock had become attractively valued. This also helped relative performance during the reporting period as its shares subsequently rallied and the Fund’s portfolio managers sold the position to capture profits. Hospitality Properties Trust is a REIT that owns hotels and highway travel centers. The company’s operations are closely tied to the economy and its stock outperformed the Benchmark during the reporting period due to expectations for continued economic growth. The Fund’s portfolio managers sold the position to capture profits.

Individual detractors from the Fund’s relative performance included Pennsylvania Real Estate Investment Trust, an owner and operator of retail shopping malls, and Strategic Hotels & Resorts, Inc., which owns and manages upscale and luxury hotels. Both stocks had declined sharply amid the market’s concerns about their ability to recapitalize during the credit crisis. The Fund’s portfolio managers shared these concerns and the Fund did not own the stocks early in the reporting period. However, the companies were able to recapitalize as the credit market thawed and the stocks recovered during the reporting period, hurting the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers initiated positions in these stocks late in the reporting period but the Fund missed much of the stocks’ gains and they finished the reporting period as net detractors from relative performance.

6   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Simon Property Group, Inc.	10.3%
2.	Equity Residential	6.2
3.	Public Storage	5.0
4.	Boston Properties, Inc.	4.8
5.	Vornado Realty Trust	4.3
6.	Health Care REIT, Inc.	3.9
7.	Kimco Realty Corp.	3.4
8.	Digital Realty Trust, Inc.	3.3
9.	Host Hotels & Resorts, Inc.	2.7
10.	Macerich Co. (The)	2.5

PORTFOLIO COMPOSITION BY SECTOR***

Multifamily	18.3%
Regional Malls	14.0
Health Care	13.6
Office	13.2
Diversified	12.7
Shopping Centers	9.2
Hotels	6.5
Storage	5.7
Industrial	4.3
Wireless Telecommunication Services	1.0
Others (each less than 1.0%)	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2010. The Fund’s composition is subject to change.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   7

JPMorgan Realty Income Fund

FUND COMMENTARY
TWELVE MONTHS ENDED AUGUST 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		32.92%	0.76%	10.04%
With Sales Charge*		25.96	(0.33)	9.45
CLASS B SHARES	6/4/04
Without CDSC		32.23	0.25	9.71
With CDSC**		27.23	(0.15)	9.71
CLASS C SHARES	6/4/04
Without CDSC		32.38	0.24	9.70
With CDSC***		31.38	0.24	9.70
CLASS R5 SHARES	5/15/06	33.60	1.21	10.35
INSTITUTIONAL CLASS SHARES	1/1/98	33.56	1.17	10.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/00 TO 8/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for the Class R5 Shares prior to its inception date are based on the performance of the Institutional Class Shares. The actual returns of the Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from August 31, 2000 to August 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The Lipper Real Estate Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

Undiscovered Managers Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 34.5%
	Auto Components — 1.4%
99	American Axle & Manufacturing Holdings, Inc. (a)	827
	Diversified Consumer Services — 2.0%
28	Coinstar, Inc. (a)	1,227
	Hotels, Restaurants & Leisure — 1.6%
96	Pinnacle Entertainment, Inc. (a)	943
	Household Durables — 1.7%
38	Tempur-Pedic International, Inc. (a)	1,029
	Internet & Catalog Retail — 1.8%
42	HSN, Inc. (a)	1,099
	Multiline Retail — 2.2%
75	99 Cents Only Stores (a)	1,311
	Specialty Retail — 13.0%
80	Finish Line, Inc. (The), Class A	1,055
30	J Crew Group, Inc. (a)	927
27	Jo-Ann Stores, Inc. (a)	1,106
57	Men’s Wearhouse, Inc. (The)	1,101
15	Tractor Supply Co.	1,040
57	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,282
49	Williams-Sonoma, Inc.	1,269
		7,780
	Textiles, Apparel & Luxury Goods — 10.8%
117	CROCS, Inc. (a)	1,460
31	Deckers Outdoor Corp. (a)	1,334
22	Fossil, Inc. (a)	1,054
58	Jones Apparel Group, Inc.	890
35	Skechers U.S.A., Inc., Class A (a)	902
25	Steven Madden Ltd. (a)	861
		6,501
	Total Consumer Discretionary	20,717
	Consumer Staples — 4.0%
	Food Products — 4.0%
108	Del Monte Foods Co.	1,411
45	Lance, Inc.	959
	Total Consumer Staples	2,370
	Energy — 1.5%
	Energy Equipment & Services — 1.5%
51	Complete Production Services, Inc. (a)	905
	Health Care — 6.4%
	Health Care Equipment & Supplies — 6.4%
67	Align Technology, Inc. (a)	1,072
34	ArthroCare Corp. (a)	885
27	Sirona Dental Systems, Inc. (a)	848
33	Thoratec Corp. (a)	1,056
	Total Health Care	3,861
	Industrials — 6.0%
	Airlines — 1.9%
127	U.S. Airways Group, Inc. (a)	1,145
	Commercial Services & Supplies — 1.8%
34	EnerNOC, Inc. (a)	1,111
	Electrical Equipment — 2.3%
50	Polypore International, Inc. (a)	1,356
	Total Industrials	3,612
	Information Technology — 46.1%
	Communications Equipment — 10.5%
66	Acme Packet, Inc. (a)	2,201
41	ADTRAN, Inc.	1,279
141	Harmonic, Inc. (a)	821
106	Infinera Corp. (a)	897
51	Netgear, Inc. (a)	1,071
		6,269
	Computers & Peripherals — 6.8%
58	Isilon Systems, Inc. (a)	1,155
29	Lexmark International, Inc., Class A (a)	1,025
61	Netezza Corp. (a)	1,180
63	STEC, Inc. (a)	704
		4,064
	Electronic Equipment, Instruments & Components — 6.2%
39	Coherent, Inc. (a)	1,449
16	Itron, Inc. (a)	859
81	Power-One, Inc. (a)	825
64	Sanmina-SCI Corp. (a)	574
		3,707
	IT Services — 1.7%
47	Unisys Corp. (a)	1,042
	Semiconductors & Semiconductor Equipment — 14.9%
59	Advanced Energy Industries, Inc. (a)	827
116	Applied Micro Circuits Corp. (a)	1,250
161	Atmel Corp. (a)	934
89	Cirrus Logic, Inc. (a)	1,340
91	Cypress Semiconductor Corp. (a)	959
126	GT Solar International, Inc. (a)	974
167	Integrated Device Technology, Inc. (a)	853
40	NetLogic Microsystems, Inc. (a)	976

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   9

Undiscovered Managers Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — (continued)
90	Teradyne, Inc. (a)	805
		8,918
	Software — 6.0%
29	Rovi Corp. (a)	1,240
113	Take-Two Interactive Software, Inc. (a)	939
100	TIBCO Software, Inc. (a)	1,445
		3,624
	Total Information Technology	27,624
	Total Common Stocks (Cost $58,269)	59,089
Short-Term Investment — 1.7%
	Investment Company — 1.7%
987	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $987)	987
	Total Investments — 100.2% (Cost $59,256)	60,076
	Liabilities in Excess of Other Assets — (0.2)%	(97)
	NET ASSETS — 100.0%	$59,979

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.8%
	Consumer Discretionary — 10.9%
	Diversified Consumer Services — 1.3%
21	Career Education Corp. (a)	375
	Hotels, Restaurants & Leisure — 5.3%
14	CEC Entertainment, Inc. (a)	431
33	Shuffle Master, Inc. (a)	262
112	Wendy’s/Arby’s Group, Inc., Class A	436
16	Wyndham Worldwide Corp.	376
		1,505
	Media — 1.1%
11	DreamWorks Animation SKG, Inc., Class A (a)	323
	Specialty Retail — 1.8%
26	Rent-A-Center, Inc.	516
	Textiles, Apparel & Luxury Goods — 1.4%
9	Columbia Sportswear Co.	410
	Total Consumer Discretionary	3,129
	Consumer Staples — 7.0%
	Food Products — 5.6%
52	Chiquita Brands International, Inc. (a)	658
21	Del Monte Foods Co.	269
7	McCormick & Co., Inc. (Non-Voting)	263
10	Sanderson Farms, Inc.	417
		1,607
	Personal Products — 1.4%
56	Prestige Brands Holdings, Inc. (a)	413
	Total Consumer Staples	2,020
	Energy — 6.4%
	Energy Equipment & Services — 2.2%
40	Pioneer Drilling Co. (a)	215
51	Tetra Technologies, Inc. (a)	425
		640
	Oil, Gas & Consumable Fuels — 4.2%
41	McMoRan Exploration Co. (a)	586
13	Southern Union Co.	304
28	Tesoro Corp.	318
		1,208
	Total Energy	1,848
	Financials — 37.0%
	Capital Markets — 6.2%
53	Apollo Investment Corp.	511
38	Investment Technology Group, Inc. (a)	502
42	Knight Capital Group, Inc., Class A (a)	504
20	optionsXpress Holdings, Inc. (a)	278
		1,795
	Commercial Banks — 11.9%
61	Bancorp, Inc. (The) (a)	393
173	Banner Corp.	355
53	Boston Private Financial Holdings, Inc.	332
12	City Holding Co.	331
65	First California Financial Group, Inc. (a)	175
41	Investors Bancorp, Inc. (a)	436
89	Marshall & Ilsley Corp.	582
29	Mercantile Bank Corp.	145
55	Nara Bancorp, Inc. (a)	330
33	PrivateBancorp, Inc.	349
		3,428
	Insurance — 2.7%
92	CNO Financial Group, Inc. (a)	434
13	Presidential Life Corp.	109
22	Symetra Financial Corp.	231
		774
	Real Estate Investment Trusts (REITs) — 16.2%
69	Anworth Mortgage Asset Corp.	472
13	Apollo Commercial Real Estate Finance, Inc.	225
59	CapLease, Inc.	304
43	Chatham Lodging Trust (a)	700
24	Colony Financial, Inc.	432
39	Franklin Street Properties Corp.	460
35	Inland Real Estate Corp.	267
79	MFA Financial, Inc.	585
29	Pebblebrook Hotel Trust (a)	507
37	Starwood Property Trust, Inc.	700
		4,652
	Total Financials	10,649
	Health Care — 6.0%
	Health Care Providers & Services — 3.8%
45	Health Management Associates, Inc., Class A (a)	282
22	Health Net, Inc. (a)	525
37	PharMerica Corp. (a)	290
		1,097
	Pharmaceuticals — 2.2%
13	Par Pharmaceutical Cos., Inc. (a)	333
24	ViroPharma, Inc. (a)	297
		630
	Total Health Care	1,727
	Industrials — 11.1%
	Aerospace & Defense — 1.1%
12	BE Aerospace, Inc. (a)	321

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   11

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Services & Supplies — 2.9%
114	EnergySolutions, Inc.	523
27	SYKES Enterprises, Inc. (a)	322
		845
	Construction & Engineering — 1.5%
53	Dycom Industries, Inc. (a)	428
	Electrical Equipment — 1.4%
18	EnerSys (a)	395
	Machinery — 2.0%
31	Terex Corp. (a)	566
	Trading Companies & Distributors — 2.2%
53	RSC Holdings, Inc. (a)	317
30	United Rentals, Inc. (a)	332
		649
	Total Industrials	3,204
	Information Technology — 10.0%
	Electronic Equipment, Instruments & Components — 1.4%
15	MTS Systems Corp.	386
	Internet Software & Services — 0.8%
22	ValueClick, Inc. (a)	239
	IT Services — 4.8%
34	Broadridge Financial Solutions, Inc.	728
61	Convergys Corp. (a)	618
2	Gartner, Inc. (a)	43
		1,389
	Software — 3.0%
19	ACI Worldwide, Inc. (a)	353
3	Fair Isaac Corp.	58
2	Informatica Corp. (a)	74
48	Lawson Software, Inc. (a)	364
		849
	Total Information Technology	2,863
	Materials — 5.5%
	Chemicals — 2.3%
25	Celanese Corp., Class A	665
	Metals & Mining — 3.2%
37	Commercial Metals Co.	482
16	RTI International Metals, Inc. (a)	447
		929
	Total Materials	1,594
	Utilities — 6.9%
	Electric Utilities — 4.3%
15	Allegheny Energy, Inc.	334
15	DPL, Inc.	372
16	UniSource Energy Corp.	533
		1,239
	Gas Utilities — 2.6%
27	Piedmont Natural Gas Co., Inc.	734
	Total Utilities	1,973
	Total Investments — 100.8% (Cost $25,212)	29,007
	Liabilities in Excess of Other Assets — (0.8)%	(244)
	NET ASSETS — 100.0%	$28,763

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Financials — 98.6%
	Diversified — 12.7%
39	Colonial Properties Trust	626
106	Digital Realty Trust, Inc.	6,267
262	Duke Realty Corp.	2,939
88	DuPont Fabros Technology, Inc.	2,180
144	Lexington Realty Trust	958
99	Liberty Property Trust	3,018
100	Vornado Realty Trust	8,106
		24,094
	Forestry/Paper — 0.6%
32	Plum Creek Timber Co., Inc.	1,112
	Health Care — 13.6%
133	HCP, Inc.	4,675
161	Health Care REIT, Inc.	7,417
36	Healthcare Realty Trust, Inc.	833
96	Nationwide Health Properties, Inc.	3,711
160	Omega Healthcare Investors, Inc.	3,427
124	Senior Housing Properties Trust	2,908
59	Ventas, Inc.	2,994
		25,965
	Hotels — 6.5%
184	DiamondRock Hospitality Co. (a)	1,611
60	Hospitality Properties Trust	1,172
392	Host Hotels & Resorts, Inc.	5,144
99	LaSalle Hotel Properties	2,081
40	Pebblebrook Hotel Trust (a)	703
471	Strategic Hotels & Resorts, Inc. (a)	1,681
		12,392
	Industrial — 4.3%
131	AMB Property Corp. (m)	3,111
280	DCT Industrial Trust, Inc.	1,299
356	ProLogis	3,861
		8,271
	Multifamily — 18.3%
63	American Campus Communities, Inc.	1,864
133	Apartment Investment & Management Co., Class A	2,712
139	Associated Estates Realty Corp.	1,880
40	AvalonBay Communities, Inc.	4,217
72	BRE Properties, Inc.	2,932
94	Camden Property Trust	4,305
9	Equity Lifestyle Properties, Inc.	468
258	Equity Residential	11,811
33	Essex Property Trust, Inc.	3,539
15	Post Properties, Inc.	382
34	UDR, Inc.	705
		34,815
	Office — 13.2%
124	BioMed Realty Trust, Inc.	2,114
111	Boston Properties, Inc.	9,066
300	Brandywine Realty Trust	3,293
77	Corporate Office Properties Trust	2,787
31	Hudson Pacific Properties, Inc. (a)	513
42	Kilroy Realty Corp.	1,315
83	Mack-Cali Realty Corp.	2,573
57	SL Green Realty Corp.	3,440
		25,101
	Regional Malls — 14.0%
114	Macerich Co. (The)	4,731
223	Pennsylvania Real Estate Investment Trust	2,332
216	Simon Property Group, Inc.	19,537
		26,600
	Shopping Centers — 9.7%
46	Developers Diversified Realty Corp.	475
47	Excel Trust, Inc. (a)	518
27	Federal Realty Investment Trust	2,179
433	Kimco Realty Corp.	6,451
33	National Retail Properties, Inc.	803
118	Regency Centers Corp.	4,287
182	Weingarten Realty Investors	3,665
		18,378
	Storage — 5.7%
97	Public Storage	9,462
176	U-Store-It Trust	1,407
		10,869
	Total Financials	187,597
	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
42	American Tower Corp., Class A (a)	1,971
	Total Common Stocks (Cost $148,293)	189,568

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   13

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.5%
	Investment Company — 0.5%
897	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $897)	897
	Total Investments — 100.1% (Cost $149,190)	190,465
	Liabilities in Excess of Other Assets — (0.1)%	(110)
	NET ASSETS — 100.0%	$190,355

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

Undiscovered Managers Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2010

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)—	The rate shown is the current yield as of August 31, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   15

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2010

(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$59,089		$29,007		$189,568
Investments in affiliates, at value	987		—		897
Total investment securities, at value	60,076		29,007		190,465
Receivables:
Investment securities sold	1,236		530		2,574
Fund shares sold	24		28		64
Interest and dividends	3		17		199
Total Assets	61,339		29,582		193,302

LIABILITIES:
Payables:
Due to custodian	—		536		—
Investment securities purchased	1,144		72		2,659
Fund shares redeemed	54		85		56
Accrued liabilities:
Investment advisory fees	42		21		71
Administration fees	9		5		16
Shareholder servicing fees	1		—	(a)	13
Distribution fees	1		7		4
Custodian and accounting fees	14		13		17
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	95		80		111
Total Liabilities	1,360		819		2,947
Net Assets	$59,979		$28,763		$190,355

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund
NET ASSETS:
Paid in capital	$61,952	$55,433	$198,420
Accumulated undistributed net investment loss	(4)	(3)	(3)
Accumulated net realized gains (losses)	(2,789)	(30,462)	(49,337)
Net unrealized appreciation (depreciation)	820	3,795	41,275
Total Net Assets	$59,979	$28,763	$190,355

Net Assets:
Class A	$2,351	$8,919	$8,480
Class B	304	1,489	1,081
Class C	568	5,957	2,684
Class R5	—	—	111,058
Institutional Class	56,456	12,398	67,052
Investor Class	300	—	—
Total	$59,979	$28,763	$190,355

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	114	357	1,001
Class B	15	62	129
Class C	28	246	321
Class R5	—	—	13,094
Institutional Class	2,625	488	7,903
Investor Class	14	—	—

Net Asset Value:
Class A — Redemption price per share	$20.69	$25.01	$8.47
Class B — Offering price per share (b)	20.05	24.20	8.41
Class C — Offering price per share (b)	20.05	24.19	8.35
Class R5 — Offering and redemption price per share	—	—	8.48
Institutional Class — Offering and redemption price per share	21.51	25.39	8.48
Investor Class — Offering and redemption price per share	20.70	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$21.84	$26.40	$8.94

Cost of investments in non-affiliates	$58,269	$25,212	$148,293
Cost of investments in affiliates	987	—	897

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   17

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2010

(Amounts in thousands)

	Behavioral Growth Fund	Behavioral Value Fund		Realty Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$161	$556		$4,118
Dividend income from affiliates	1	1		2
Total investment income	162	557		4,120

EXPENSES:
Investment advisory fees	680	374		1,042
Administration fees	67	34		130
Distribution fees:
Class A	5	24		19
Class B	3	12		9
Class C	5	49		17
Investor Class	1	—		—
Shareholder servicing fees:
Class A	5	24		19
Class B	1	4		3
Class C	2	17		6
Class R5	—	—		36
Institutional Class	68	18		55
Custodian and accounting fees	33	30		39
Interest expense to affiliates	— (a)	—	(a)	—	(a)
Professional fees	52	51		63
Trustees’ and Chief Compliance Officer’s fees	1	—		1
Printing and mailing costs	44	18		59
Registration and filing fees	62	33		67
Transfer agent fees	86	49		47
Other	19	12		38
Total expenses	1,134	749		1,650
Less amounts waived	(188)	(175)		(367)
Less earnings credits	— (a)	—	(a)	—	(a)
Net expenses	946	574		1,283
Net investment income (loss)	(784)	(17)		2,837

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	18,159	3,179		12,353
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(10,951)	1,146		23,149
Net realized/unrealized gains (losses)	7,208	4,325		35,502
Change in net assets resulting from operations	$6,424	$4,308		$38,339

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2010	Year Ended 8/31/2009	Year Ended 8/31/2010	Year Ended 8/31/2009	Year Ended 8/31/2010	Year Ended 8/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(784)	$(619)	$(17)	$(52)	$2,837	$2,581
Net realized gain (loss)	18,159	(17,152)	3,179	(21,553)	12,353	(51,733)
Change in net unrealized appreciation (depreciation)	(10,951)	(3,009)	1,146	6,096	23,149	12,341
Change in net assets resulting from operations	6,424	(20,780)	4,308	(15,509)	38,339	(36,811)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	—	(143)	(137)
Return of capital	—	—	—	—	(25)	(83)
Class B
From net investment income	—	—	—	—	(16)	(27)
Return of capital	—	—	—	—	(3)	(20)
Class C
From net investment income	—	—	—	—	(33)	(33)
Return of capital	—	—	—	—	(6)	(23)
Class R5
From net investment income	—	—	—	—	(1,509)	(731)
Return of capital	—	—	—	—	(259)	(382)
Institutional Class
From net investment income	—	—	—	—	(1,130)	(1,548)
Return of capital	—	—	—	—	(194)	(847)
Total distributions to shareholders	—	—	—	—	(3,318)	(3,831)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(13,501)	(5,087)	(13,929)	(27,058)	71,189	10,979

NET ASSETS:
Change in net assets	(7,077)	(25,867)	(9,621)	(42,567)	106,210	(29,663)
Beginning of period	67,056	92,923	38,384	80,951	84,145	113,808
End of period	$59,979	$67,056	$28,763	$38,384	$190,355	$84,145
Accumulated undistributed net investment loss	$(4)	$(3)	$(3)	$(3)	$(3)	$(9)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2010	Year Ended 8/31/2009	Year Ended 8/31/2010	Year Ended 8/31/2009	Year Ended 8/31/2010	Year Ended 8/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,111	$197	$4,707	$1,516	$4,917	$2,687
Dividends and distributions reinvested	—	—	—	—	160	204
Cost of shares redeemed	(744)	(894)	(4,970)	(3,151)	(3,382)	(2,766)
Change in net assets from Class A capital transactions	$367	$(697)	$(263)	$(1,635)	$1,695	$125

Class B
Proceeds from shares issued	$5	$18	$71	$61	$78	$232
Dividends and distributions reinvested	—	—	—	—	19	45
Cost of shares redeemed	(79)	(156)	(293)	(502)	(356)	(581)
Change in net assets from Class B capital transactions	$(74)	$(138)	$(222)	$(441)	$(259)	$(304)

Class C
Proceeds from shares issued	$316	$109	$1,226	$404	$1,086	$561
Dividends and distributions reinvested	—	—	—	—	33	45
Cost of shares redeemed	(395)	(145)	(2,117)	(3,115)	(400)	(545)
Change in net assets from Class C capital transactions	$(79)	$(36)	$(891)	$(2,711)	$719	$61

Class R5
Proceeds from shares issued	$—	$—	$—	$—	$69,633	$20,852
Dividends and distributions reinvested	—	—	—	—	1,768	1,113
Cost of shares redeemed	—	—	—	—	(9,639)	(6,459)
Change in net assets from Class R5 capital transactions	$—	$—	$—	$—	$61,762	$15,506

Institutional Class
Proceeds from shares issued	$4,458	$6,800	$718	$4,103	$23,907	$20,081
Dividends and distributions reinvested	—	—	—	—	1,058	2,128
Cost of shares redeemed	(18,087)	(10,966)	(13,271)	(26,374)	(17,693)	(26,618)
Change in net assets from Institutional Class capital transactions	$(13,629)	$(4,166)	$(12,553)	$(22,271)	$7,272	$(4,409)

Investor Class
Proceeds from shares issued	$4	$1	$—	$—	$—	$—
Cost of shares redeemed	(90)	(51)	—	—	—	—
Change in net assets from Investor Class capital transactions	$(86)	$(50)	$—	$—	$—	$—

Total change in net assets from capital transactions	$(13,501)	$(5,087)	$(13,929)	$(27,058)	$71,189	$10,979

SEE NOTES TO FINANCIAL STATEMENTS.

20   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2010	Year Ended 8/31/2009	Year Ended 8/31/2010	Year Ended 8/31/2009	Year Ended 8/31/2010	Year Ended 8/31/2009
SHARE TRANSACTIONS:
Class A
Issued	50	12	181	81	655	419
Reinvested	—	—	—	—	20	37
Redeemed	(34)	(53)	(196)	(192)	(437)	(477)
Change in Class A Shares	16	(41)	(15)	(111)	238	(21)

Class B
Issued	— (a)	1	3	4	11	41
Reinvested	—	—	—	—	2	8
Redeemed	(4)	(10)	(11)	(31)	(46)	(100)
Change in Class B Shares	(4)	(9)	(8)	(27)	(33)	(51)

Class C
Issued	14	7	50	21	149	94
Reinvested	—	—	—	—	4	8
Redeemed	(20)	(9)	(88)	(188)	(52)	(92)
Change in Class C Shares	(6)	(2)	(38)	(167)	101	10

Class R5
Issued	—	—	—	—	9,571	3,985
Reinvested	—	—	—	—	226	226
Redeemed	—	—	—	—	(1,209)	(1,118)
Change in Class R5 Shares	—	—	—	—	8,588	3,093

Institutional Class
Issued	204	397	28	218	2,801	3,682
Reinvested	—	—	—	—	139	396
Redeemed	(799)	(624)	(524)	(1,541)	(2,310)	(4,766)
Change in Institutional Class Shares	(595)	(227)	(496)	(1,323)	630	(688)

Investor Class
Issued	— (a)	— (a)	—	—	—	—
Redeemed	(5)	(3)	—	—	—	—
Change in Investor Class Shares	(5)	(3)	—	—	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Behavioral Growth Fund
Class A
Year Ended August 31, 2010	$19.13	$(0.30	)(c)	$1.86	$1.56	$20.69
Year Ended August 31, 2009	24.56	(0.23	)(c)	(5.20)	(5.43)	19.13
Year Ended August 31, 2008	28.09	(0.38	)(c)	(3.15)	(3.53)	24.56
Year Ended August 31, 2007	20.88	(0.36	)(c)	7.57	7.21	28.09
Year Ended August 31, 2006	22.69	(0.35)		(1.46)	(1.81)	20.88

Class B
Year Ended August 31, 2010	18.64	(0.40	)(c)	1.81	1.41	20.05
Year Ended August 31, 2009	24.05	(0.30	)(c)	(5.11)	(5.41)	18.64
Year Ended August 31, 2008	27.64	(0.49	)(c)	(3.10)	(3.59)	24.05
Year Ended August 31, 2007	20.65	(0.47	)(c)	7.46	6.99	27.64
Year Ended August 31, 2006	22.55	(0.43)		(1.47)	(1.90)	20.65

Class C
Year Ended August 31, 2010	18.64	(0.40	)(c)	1.81	1.41	20.05
Year Ended August 31, 2009	24.05	(0.30	)(c)	(5.11)	(5.41)	18.64
Year Ended August 31, 2008	27.64	(0.49	)(c)	(3.10)	(3.59)	24.05
Year Ended August 31, 2007	20.65	(0.47	)(c)	7.46	6.99	27.64
Year Ended August 31, 2006	22.55	(0.42)		(1.48)	(1.90)	20.65

Institutional Class
Year Ended August 31, 2010	19.83	(0.24	)(c)	1.92	1.68	21.51
Year Ended August 31, 2009	25.36	(0.17	)(c)	(5.36)	(5.53)	19.83
Year Ended August 31, 2008	28.90	(0.29	)(c)	(3.25)	(3.54)	25.36
Year Ended August 31, 2007	21.41	(0.27	)(c)	7.76	7.49	28.90
Year Ended August 31, 2006	23.18	(0.26)		(1.51)	(1.77)	21.41

Investor Class
Year Ended August 31, 2010	19.15	(0.30	)(c)	1.85	1.55	20.70
Year Ended August 31, 2009	24.58	(0.23	)(c)	(5.20)	(5.43)	19.15
Year Ended August 31, 2008	28.11	(0.38	)(c)	(3.15)	(3.53)	24.58
Year Ended August 31, 2007	20.89	(0.34	)(c)	7.56	7.22	28.11
Year Ended August 31, 2006	22.69	(0.31)		(1.49)	(1.80)	20.89

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

8.15%	$2,351	1.65%	(1.41)%	1.96%	135%
(22.11)	1,879	1.65	(1.36)	2.09	102
(12.57)	3,424	1.65	(1.43)	1.86	136
34.53	4,192	1.65	(1.42)	1.78	98
(7.98)	2,182	1.65	(1.35)	1.84	97

7.56	304	2.15	(1.92)	2.46	135
(22.49)	349	2.15	(1.85)	2.58	102
(12.99)	673	2.15	(1.93)	2.36	136
33.85	829	2.15	(1.92)	2.28	98
(8.43)	528	2.15	(1.85)	2.33	97

7.56	568	2.15	(1.92)	2.46	135
(22.49)	625	2.15	(1.86)	2.59	102
(12.99)	866	2.15	(1.93)	2.36	136
33.85	902	2.15	(1.92)	2.29	98
(8.43)	654	2.15	(1.85)	2.33	97

8.47	56,456	1.30	(1.07)	1.56	135
(21.81)	63,847	1.30	(1.01)	1.69	102
(12.25)	87,419	1.30	(1.07)	1.46	136
34.98	116,431	1.30	(1.07)	1.38	98
(7.64)	103,697	1.30	(0.99)	1.41	97

8.09	300	1.65	(1.42)	1.81	135
(22.09)	356	1.65	(1.36)	1.94	102
(12.56)	541	1.65	(1.35)	1.70	136
34.56	11,178	1.62	(1.40)	1.63	98
(7.93)	10,803	1.62	(1.31)	1.67	97

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Behavioral Value Fund
Class A
Year Ended August 31, 2010	$22.40	$—	(c)(d)	$2.61	$2.61	$—	$25.01
Year Ended August 31, 2009	24.16	(0.03	)(c)	(1.73)	(1.76)	—	22.40
Year Ended August 31, 2008	31.74	(0.07	)(c)	(5.46)	(5.53)	(2.05)	24.16
Year Ended August 31, 2007	30.51	(0.22	)(c)	3.39	3.17	(1.94)	31.74
Year Ended August 31, 2006	30.66	(0.15)		1.73	1.58	(1.73)	30.51

Class B
Year Ended August 31, 2010	21.79	(0.13	)(c)	2.54	2.41	—	24.20
Year Ended August 31, 2009	23.61	(0.12	)(c)	(1.70)	(1.82)	—	21.79
Year Ended August 31, 2008	31.20	(0.20	)(c)	(5.34)	(5.54)	(2.05)	23.61
Year Ended August 31, 2007	30.16	(0.38	)(c)	3.36	2.98	(1.94)	31.20
Year Ended August 31, 2006	30.48	(0.25)		1.66	1.41	(1.73)	30.16

Class C
Year Ended August 31, 2010	21.78	(0.13	)(c)	2.54	2.41	—	24.19
Year Ended August 31, 2009	23.60	(0.11	)(c)	(1.71)	(1.82)	—	21.78
Year Ended August 31, 2008	31.19	(0.20	)(c)	(5.34)	(5.54)	(2.05)	23.60
Year Ended August 31, 2007	30.14	(0.38	)(c)	3.37	2.99	(1.94)	31.19
Year Ended August 31, 2006	30.47	(0.26)		1.66	1.40	(1.73)	30.14

Institutional Class
Year Ended August 31, 2010	22.69	0.04	(c)	2.66	2.70	—	25.39
Year Ended August 31, 2009	24.42	0.01	(c)	(1.74)	(1.73)	—	22.69
Year Ended August 31, 2008	31.97	(0.02	)(c)	(5.48)	(5.50)	(2.05)	24.42
Year Ended August 31, 2007	30.66	(0.15	)(c)	3.40	3.25	(1.94)	31.97
Year Ended August 31, 2006	30.75	(0.07)		1.71	1.64	(1.73)	30.66

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Amount rounds to less than $0.01.

(e)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

24   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

11.65%	$8,919	1.60%		(0.01)%	2.18%	50%
(7.28)	8,337	1.60		(0.18)	2.39	61
(18.02)	11,658	1.60		(0.26)	1.94	55
10.30	37,003	1.60		(0.66)	1.86	55
5.30	36,503	1.60		(0.45)	1.84	34

11.06	1,489	2.09		(0.52)	2.68	50
(7.71)	1,534	2.10		(0.69)	2.90	61
(18.39)	2,287	2.10		(0.78)	2.46	55
9.77	4,070	2.10		(1.16)	2.36	55
4.76	3,799	2.10		(0.97)	2.34	34

11.07	5,957	2.09		(0.52)	2.68	50
(7.71)	6,187	2.10		(0.66)	2.89	61
(18.39)	10,655	2.10		(0.78)	2.45	55
9.81	22,617	2.10		(1.15)	2.36	55
4.72	17,860	2.10		(0.98)	2.34	34

11.90	12,398	1.39		0.15	1.79	50
(7.08)	22,326	1.41	(e)	0.05	1.95	61
(17.79)	56,351	1.40		(0.08)	1.55	55
10.52	113,979	1.40		(0.45)	1.46	55
5.49	148,760	1.40		(0.21)	1.43	34

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Realty Income Fund
Class A
Year Ended August 31, 2010	$6.51	$0.13	(e)	$1.99	$2.12	$(0.14)	$—	$(0.02)	$(0.16)
Year Ended August 31, 2009	10.73	0.19	(e)	(4.12)	(3.93)	(0.18)	—	(0.11)	(0.29)
Year Ended August 31, 2008	15.54	0.24	(e)	(1.50)	(1.26)	(0.27)	(3.25)	(0.03)	(3.55)
Year Ended August 31, 2007	18.51	0.18	(e)	0.70	0.88	(0.20)	(3.65)	—	(3.85)
Year Ended August 31, 2006	19.86	0.41	(e)	3.86	4.27	(0.56)	(5.06)	—	(5.62)

Class B
Year Ended August 31, 2010	6.47	0.09	(e)	1.98	2.07	(0.11)	—	(0.02)	(0.13)
Year Ended August 31, 2009	10.65	0.16	(e)	(4.08)	(3.92)	(0.15)	—	(0.11)	(0.26)
Year Ended August 31, 2008	15.45	0.18	(e)	(1.48)	(1.30)	(0.22)	(3.25)	(0.03)	(3.50)
Year Ended August 31, 2007	18.44	0.09	(e)	0.71	0.80	(0.14)	(3.65)	—	(3.79)
Year Ended August 31, 2006	19.83	0.32	(e)	3.83	4.15	(0.48)	(5.06)	—	(5.54)

Class C
Year Ended August 31, 2010	6.42	0.09	(e)	1.97	2.06	(0.11)	—	(0.02)	(0.13)
Year Ended August 31, 2009	10.60	0.16	(e)	(4.07)	(3.91)	(0.16)	—	(0.11)	(0.27)
Year Ended August 31, 2008	15.39	0.17	(e)	(1.47)	(1.30)	(0.21)	(3.25)	(0.03)	(3.49)
Year Ended August 31, 2007	18.39	0.09	(e)	0.70	0.79	(0.14)	(3.65)	—	(3.79)
Year Ended August 31, 2006	19.79	0.32	(e)	3.82	4.14	(0.48)	(5.06)	—	(5.54)

Class R5
Year Ended August 31, 2010	6.51	0.16	(e)	2.00	2.16	(0.16)	—	(0.03)	(0.19)
Year Ended August 31, 2009	10.76	0.20	(e)	(4.12)	(3.92)	(0.22)	—	(0.11)	(0.33)
Year Ended August 31, 2008	15.55	0.29	(e)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)
Year Ended August 31, 2007	18.51	0.25	(e)	0.70	0.95	(0.26)	(3.65)	—	(3.91)
May 15, 2006 (g) through August 31, 2006	16.86	(0.06	)(e)	1.90	1.84	(0.19)	—	—	(0.19)

Institutional Class
Year Ended August 31, 2010	6.51	0.16	(e)	2.00	2.16	(0.16)	—	(0.03)	(0.19)
Year Ended August 31, 2009	10.76	0.22	(e)	(4.14)	(3.92)	(0.22)	—	(0.11)	(0.33)
Year Ended August 31, 2008	15.55	0.29	(e)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)
Year Ended August 31, 2007	18.51	0.25	(e)	0.70	0.95	(0.26)	(3.65)	—	(3.91)
Year Ended August 31, 2006	19.86	0.50	(e)	3.83	4.33	(0.62)	(5.06)	—	(5.68)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.47	32.92%	$8,480	1.36%		1.66%	1.58%	133%
6.51	(35.96)	4,963	1.40		3.27	1.81	122
10.73	(7.24)	8,414	1.40		2.00	1.67	123
15.54	3.40	6,581	1.40		1.01	1.55	202
18.51	27.17	5,253	1.40		2.31	1.84	166

8.41	32.23	1,081	1.86		1.17	2.09	133
6.47	(36.30)	1,047	1.90		2.79	2.30	122
10.65	(7.61)	2,266	1.91	(f)	1.50	2.17	123
15.45	2.88	2,650	1.90		0.53	2.05	202
18.44	26.46	1,719	1.90		1.84	2.34	166

8.35	32.38	2,684	1.85		1.14	2.08	133
6.42	(36.37)	1,410	1.90		2.77	2.32	122
10.60	(7.60)	2,227	1.91	(f)	1.46	2.17	123
15.39	2.85	2,298	1.90		0.55	2.05	202
18.39	26.46	1,232	1.90		1.81	2.34	166

8.48	33.60	111,058	0.85		2.06	1.11	133
6.51	(35.70)	29,347	0.90		3.68	1.43	122
10.76	(6.74)	15,214	0.92		2.50	1.23	123
15.55	3.82	7,692	0.95		1.45	1.10	202
18.51	10.97	4,246	0.95		(1.24)	1.30	166

8.48	33.56	67,052	0.90		2.11	1.18	133
6.51	(35.72)	47,378	0.93		3.73	1.42	122
10.76	(6.78)	85,687	0.97		2.40	1.27	123
15.55	3.77	102,673	1.00		1.40	1.15	202
18.51	27.62	152,692	1.00		2.80	1.44	166

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Undiscovered Managers Behavioral Growth Fund	Class A, Class B, Class C, Institutional Class and Investor Class	Diversified
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class	Diversified
JPMorgan Realty Income Fund	Class A, Class B, Class C, Class R5 and Institutional Class	Non-Diversified

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Investor Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

28   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Behavioral Growth Fund #
Total Investments in Securities	$60,076	$—	$—	$60,076

Behavioral Value Fund #
Total Investments in Securities	$29,007	$—	$—	$29,007

Realty Income Fund #
Total Investments in Securities	$190,465	$—	$—	$190,465

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended August 31, 2010.

B.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (continued)

F.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Realty Income Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Behavioral Growth Fund	$(17,309)	$783	$16,526
Behavioral Value Fund	(17)	17	—
Realty Income Fund	162	—	(162)

The reclassification for the Funds relate primarily to expiration of capital loss carryforwards (Behavioral Growth Fund), net operating loss (Behavioral Growth Fund and Behavioral Value Fund) and distributions from investments in real estate investment trusts (Realty Income Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Behavioral Growth Fund	0.95%
Behavioral Value Fund	1.05
Realty Income Fund	0.75

Sub-advisory agreements exist between the Advisor and the following sub-advisor:

Behavioral Growth Fund	Fuller & Thaler Asset Management, Inc.
Behavioral Value Fund	Fuller & Thaler Asset Management, Inc.

The sub-advisor receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2010, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

30   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Investor Class Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Investor Class
Behavioral Growth Fund	0.25%	0.75%	0.75%	0.35	%*
Behavioral Value Fund	0.25	0.75	0.75	n/a
Realty Income Fund	0.25	0.75	0.75	n/a

*	This amount represents the combined amount that may be paid by the Investor Class Shares of the Behavioral Growth Fund under the Distribution Plan and the Shareholder Servicing Agreement.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Behavioral Growth Fund	$—	(a)	$—	(a)
Behavioral Value Fund	1		1
Realty Income Fund	3		1

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class
Behavioral Growth Fund	0.25%	0.25%	0.25%	n/a	0.10%
Behavioral Value Fund	0.25	0.25	0.25	n/a	0.10
Realty Income Fund	0.25	0.25	0.25	0.05%	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Investor Class
Behavioral Growth Fund	1.65%	2.15%	2.15%	n/a	1.30%	1.65%
Behavioral Value Fund	1.60	2.10	2.10	n/a	1.40	n/a
Realty Income Fund	1.18	1.68	1.68	0.73%	0.78	n/a

Prior to July 1, 2010, the contractual expense limitations for the Realty Income Fund were 1.40%, 1.90%, 1.90%, 0.90% and 0.93% for Class A, Class B, Class C, Class R5 and Institutional Class, respectively.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (continued)

The contractual expense limitation agreements were in effect for the year ended August 31, 2010. The expense limitation percentages in the table above are in place until at least December 31, 2010 for the Behavioral Growth Fund and Behavioral Value Fund and December 31, 2011 for the Realty Income Fund.

For the year ended August 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Behavioral Growth Fund	$102	$11	$73	$186
Behavioral Value Fund	109	11	53	173
Realty Income Fund	279	26	58	363

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended August 31, 2010 was as follows (amounts in thousands):

Behavioral Growth Fund	$2
Behavioral Value Fund	2
Realty Income Fund	4

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended August 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Growth Fund	$93,992	$109,102
Behavioral Value Fund	17,011	29,279
Realty Income Fund	252,654	180,031

During the year ended August 31, 2010, there were no purchases or sales of U.S. Government securities.

32   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$59,573	$5,570	$5,067	$503
Behavioral Value Fund	26,681	4,787	2,461	2,326
Realty Income Fund	170,614	22,309	2,458	19,851

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended August 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Return of Capital	Total Distributions Paid
Realty Income Fund	$2,831	$487	$3,318

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows (amounts in thousands):

	Ordinary Income	Return of Capital	Total Distributions Paid
Realty Income Fund	$2,476	$1,355	$3,831

At August 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$—	$(2,472)	$503
Behavioral Value Fund	—	(28,992)	2,326
Realty Income Fund	—	(27,017)	19,851

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

As of August 31, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Behavioral Growth Fund	$—	$2,472	$—	$2,472
Behavioral Value Fund	4,211	9,639	15,142	28,992
Realty Income Fund	—	14,185	12,832	27,017

During the year ended August 31, 2010, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Behavioral Growth Fund	$3,712

During the year ended August 31, 2010, the following Fund had capital loss carryforwards expire (amounts in thousands):

Behavioral Growth Fund	$16,525

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended August 31, 2010, the following Fund deferred to September 1, 2010 post-October capital losses of (amounts in thousands):

Capital Losses
Realty Income Fund	$895

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2010 (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Realty Income Fund invests primarily in shares of real estate investment trusts (“REITS”). While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

At August 31, 2010, the Behavioral Growth Fund had one shareholder who owned a significant portion of the Fund’s outstanding shares.

In addition, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, approximately 58.4% of the net assets of the Realty Income Fund.

Significant shareholder transactions, if any, may impact the Fund’s performance.

34   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Undiscovered Managers Funds and the Shareholders of the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund (hereafter collectively referred to as the “Funds”) at August 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 20, 2010

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   35

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

36   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired, President, Carleton College (2002–2010); President, Kenyon College (1995–2002).	140	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–2010).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	140	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (140 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   37

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)
Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)
Assistant Treasurer from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

38   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2010, and continued to hold your shares at the end of the reporting period, August 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
Behavioral Growth Fund
Class A
Actual	$1,000.00	$976.90	$8.22	1.65%
Hypothetical	1,000.00	1,016.89	8.39	1.65
Class B
Actual	1,000.00	973.80	10.70	2.15
Hypothetical	1,000.00	1,014.37	10.92	2.15
Class C
Actual	1,000.00	973.80	10.70	2.15
Hypothetical	1,000.00	1,014.37	10.92	2.15
Institutional Class
Actual	1,000.00	978.20	6.48	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Investor Class
Actual	1,000.00	976.40	8.22	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   39

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2010	Ending Account Value, August 31, 2010	Expenses Paid During March 1, 2010 to August 31, 2010*	Annualized Expense Ratio
Behavioral Value Fund
Class A
Actual	$1,000.00	$993.60	$8.04	1.60%
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class B
Actual	1,000.00	991.00	10.54	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Class C
Actual	1,000.00	991.00	10.54	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Institutional Class
Actual	1,000.00	994.90	7.04	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40

Realty Income Fund
Class A
Actual	1,000.00	1,144.50	7.14	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class B
Actual	1,000.00	1,142.60	9.88	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class C
Actual	1,000.00	1,142.50	9.83	1.82
Hypothetical	1,000.00	1,016.03	9.25	1.82
Class R5
Actual	1,000.00	1,147.10	4.55	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Institutional Class
Actual	1,000.00	1,146.90	4.71	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

40   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds and sub-advisory agreements for the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for Funds that do not primarily invest in U.S. equities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and Realty Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

42   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund’s performance was in the third, second and fourth quintiles for Class A shares and in the third, second and third quintiles for the Institutional Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees noted further that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s performance was in the first, fourth and third quintiles for both Class A and Institutional Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees noted further that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Realty Income Fund’s performance was in the second, fourth and third quintiles for Class A shares and in the first, third and third quintiles for the Institutional Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees noted further that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund’s net advisory fee for both Class A and Institutional Class shares were in the third quintile and that the actual total expenses for both Class A and Institutional Class shares were in the fourth quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s net advisory fee for both Class A and Institutional Class shares were in the first quintile and that the actual total expenses for Class A and Institutional Class shares were in the fourth quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Realty Income Fund’s net advisory fee for both Class A and Institutional Class shares were in the first quintile and that the actual total expenses for both Class A and Institutional Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2010        UNDISCOVERED MANAGERS FUNDS   43

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

We get information from you on applications or other forms, on our website, or through other means.

We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.
•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.
•	To respond to a subpoena.
•	With regulatory authorities and law enforcement officials who have jurisdiction over us.
•	To service your account.
•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

44   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. August 2010.	AN-UM-810

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2010 – $96,300
2009 – $96,000*

*Audit fees reported in 2009 form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2010 – $35,200
2009 – $35,100

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2010 – $23,600
2009 – $24,020

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2010 and 2009, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2010 – Not applicable

2009 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2010 – 0.0%

2009 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2009 - $24.8 million

2008 - $25.6 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/_____________________________

Patricia A. Maleski

President and Principal Executive Officer

November 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

Patricia A. Maleski

President and Principal Executive Officer

November 8, 2010

By:	/s/____________________________

Joy C. Dowd

Treasurer and Principal Financial Officer

November 8, 2010